USAA MUTUAL FUNDS TRUST

USAA Nasdaq-100 Index Fund

Supplement dated May 25, 2021

to the Summary Prospectus dated May 1, 2020

This supplement describes information affecting the Class A shares of the USAA Nasdaq-100 Index Fund. The Expense Example is amended to reflect the following correct dollar amounts:

	1 Year	3 Years	5 Years	10 Years
Class A	$297	$3,919	$7,993	$9,923

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

NAS_SUMPRO-SUP(0521)